                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1994*


Central Counties Corporation
State of Incorporation:  Pennsylvania

Collection Services Corporation
State of Incorporation:  Pennsylvania

Dreyfus Investment Services Corporation**
State of Incorporation:  Delaware

Girard Corporation
State of Incorporation:  Pennsylvania

Mellon Accounting Services, Inc.
State of Incorporation:  Delaware

Mellon Asia Limited
Incorporation:  Hong Kong

Mellon Bank Community Development Corporation
State of Incorporation:  Pennsylvania

Mellon Bank, N.A.
Incorporation:  United States

    -   AFCO Credit Corporation
        State of Incorporation:  New York

        --   AFCO Acceptance Corporation
             State of Incorporation:  California

        --   AFCO Service, Inc.
             State of Incorporation:  California

    -   A P Beaumeade, Inc.
        State of Incorporation:  Delaware

    -   A P Colorado, Inc.
        State of Incorporation:  Colorado

* Certain subsidiaries have been omitted from this list. These subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary as defined in Rule 1-02(v) of Regulation S-X.

** The company was named InvestNet Corporation at December 31, 1994. It was renamed in February 1995.

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1994

    -   A P Colorado, Inc. #2
        State of Incorporation:  Colorado

    -   APD Chimney Lakes, Inc.
        State of Incorporation:  Florida

    -   APD Cross Creek, Inc.
        State of Incorporation:  Florida

    -   APD Cypress Springs, Inc.
        State of Incorporation:  Florida

    -   A P East, Inc.
        State of Incorporation:  Delaware

    -   A P Management, Inc.
        State of Incorporation:  Pennsylvania

    -   AP Properties Minnesota, Inc.
        State of Incorporation:  Minnesota

    -   AP Residential Realty, Inc.
        State of Incorporation:  Pennsylvania

    -   A P Rural Land, Inc.
        State of Incorporation:  Pennsylvania

    -   AP Wheels, Inc.
        State of Incorporation:  Michigan

    -   APME Company, Inc.
        State of Incorporation:  Wisconsin

    -   APU Chimney Lakes, Inc.
        State of Incorporation:  Florida

    -   APU Cross Creek, Inc.
        State of Incorporation:  Florida

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1994

    -   APU Cypress Springs, Inc.
        State of Incorporation:  Florida

    -   Citmelex Corporation
        State of Incorporation:  Delaware

    -   Commonwealth National Mortgage Company
        State of Incorporation:  Pennsylvania

    -   East Properties Inc.
        State of Incorporation:  Delaware

    -   Isleworth Properties, Inc.
        State of Incorporation:  Florida

    -   Mellon Bank Canada
        Incorporation:  Canada

        --   CAFO, Inc.
             Incorporation:  Canada

        --   Mellon Bank Canada Leasing Inc.
             Incorporation:  Canada

        --   The R-M Trust Company
             Incorporation:  Canada (80% ownership)

    -   Mellon Consumer Leasing Corporation
        State of Incorporation:  Pennsylvania

    -   Mellon Europe Limited
        Incorporation:  England

    -   Mellon Financial Services Corporation #3
        State of Incorporation:  Pennsylvania

        --   Mellon International Leasing Company
             State of Incorporation:  Delaware

        --   Pontus, Inc.
             State of Incorporation:  Delaware

    -   Mellon Investment Products Company
        State of Incorporation:  Delaware

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1994

    -   Mellon Mortgage Company
        State of Incorporation:  Colorado

    -   Mellon Overseas Investment Corporation
        Incorporation:  United States

        --   Mellon Bank Representacoes, Ltda.
             Incorporation:  Brazil

        --   Mellon International Investment Corporation
             Incorporation:  British West Indies

        --   Mellon Securities Limited
             State of Incorporation:  Pennsylvania

        --   B.I.E. Corporation
             Incorporation:  British West Indies

    -   Melnamor Corporation
        State of Incorporation:  Pennsylvania

        --   A P Colorado, Inc. #3
             State of Incorporation:  Colorado

        --   A P Meritor, Inc.
             State of Incorporation:  Minnesota

        --   Baldorioty de Castro Development Corporation
             Incorporation:  Puerto Rico

        --   Bridgewater Land Company, Inc.
                    State of Incorporation:  Massachusetts

        --   Cacalaba, Inc.
                    State of Incorporation:  New Mexico

        --   Casals Development Corporation
                    Incorporation:  Puerto Rico

        --   CEBC, Inc.
                    Incorporation:  Puerto Rico

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1994

      --  Costamar Development Corporation
          Incorporation:  Puerto Rico

      --  FSFC, Inc.
          State of Incorporation:  Pennsylvania

      --  Festival, Inc.
          State of Incorporation:  Virginia

      --  Holiday Properties, Inc.
          State of Incorporation:  Alabama

      --  Laplace Land Company, Inc.
          State of Incorporation:  Louisiana

      --  Promenade, Inc.
          State of Incorporation:  California

      --  SKAP #7, Inc.
          State of Incorporation:  Texas

      --  Texas AP, Inc.
          State of Incorporation:  Texas

      --  Trilem, Inc.
          State of Incorporation:  Pennsylvania

      --  Vacation Properties, Inc.
          State of Incorporation:  North Carolina

   -  MelPenn Realty Company
      State of Incorporation:  Pennsylvania

   -  Meritor Capital Resources, Inc.
      State of Incorporation:  Delaware

   -  Meritor Mortgage Corporation - East
      State of Incorporation:  Pennsylvania

      --  Central Valley Management Co., Inc.
          State of Incorporation:  Pennsylvania

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1994

   -  The Dreyfus Corporation
      State of Incorporation:  New York

      --  Dreyfus - Lincoln, Inc.
          State of Incorporation:  Delaware

      --  Dreyfus Management Inc.
          State of Incorporation:  New York

      --  Dreyfus Personal Management, Inc.
          State of Incorporation:  New York

      --  Dreyfus Precious Metals, Inc.
          State of Incorporation:  Delaware

      --  Dreyfus Service Corporation
          State of Incorporation:  New York

            ---    Lion Management, Inc.
                   State of Incorporation:  Delaware

      --  Seven Six Seven Agency, Inc.
          State of Incorporation:  New York

      --  The Dreyfus Consumer Credit Corporation
          State of Incorporation:  Delaware

   -  UPCON, Inc.
      State of Incorporation:  Pennsylvania

Boston Group Holdings, Inc.
State of Incorporation:  Massachusetts

   -  Shearson Venture Capital Inc.
      State of Incorporation:  Delaware

      --  Shearson Summit Euromanagement Inc.
          State of Incorporation:  Delaware

      --  Shearson Summit Europartners Inc.
          State of Incorporation:  Delaware

      --  Shearson Summit Management Inc.
          State of Incorporation:  Delaware

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1994

      --  Shearson Summit Partners Inc.
          State of Incorporation:  Delaware

   -  The Boston Company, Inc.
      State of Incorporation:  Massachusetts

      --  Access Capital Strategies Corp.
          State of Incorporation:  Massachusetts

      --  Boston Safe Deposit and Trust Company
          State of Incorporation:  Massachusetts

            ---    Boston Safe (Nominees) Limited
                   Incorporation:  England

            ---    MY, Inc.
                   State of Incorporation:  Massachusetts

            ---    Reco, Inc.
                   State of Incorporation:  Massachusetts

                   ----     Mitlock Limited Partnership
                            State of Incorporation:  Massachusetts

                   ----     Tuckahoe Limited Partnership
                            State of Incorporation:  Massachusetts

            ---    TBC Securities Co., Inc.
                   State of Incorporation:  Massachusetts

            ---    The Boston Company Financial Services, Inc.
                   State of Incorporation:  Massachusetts

            ---    Wellington-Medford II Associates LP
                   State of Incorporation:  Massachusetts

      --  Boston Safe Deposit and Trust Company of California
          State of Incorporation:  California

      --  Boston Safe Deposit and Trust Company of New York
          State of Incorporation:  New York

      --  First Boylston Corporation
          State of Incorporation:  Massachusetts

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1994

      --  Premier Administration Limited
          Incorporation:  England

      --  The Boston Company Advisors, Inc.
          State of Incorporation:  Massachusetts

      --  The Boston Company Asset Management, Inc.
          State of Incorporation:  Massachusetts

      --  The Boston Company Energy Advisors, Inc.
          State of Incorporation:  Massachusetts

      --  The Boston Company Financial Strategies Group, Inc.
          State of Incorporation:  Massachusetts

            ---     Boston Hambro Corp.
                    State of Incorporation:  Massachusetts (50% ownership)

      --  The Boston Company Financial Strategies, Inc.
          State of Incorporation:  Massachusetts

      --  The Boston Company Income Securities Advisors, Inc.
          State of Incorporation:  Massachusetts

      --  The Boston Company Overseas Banking Corporation
          State of Incorporation:  New York

      --  The Boston Company of Southern California
          State of Incorporation:  California

      --  The Boston Finance Company
          State of Incorporation:  Delaware

      --  Wellington-Medford II Properties, Inc.
          State of Incorporation:  Massachusetts

Mellon Bank (DE) National Association
Incorporation:  United States

   -  Dreyfus Service Organization, Inc.
      State of Incorporation:  Delaware

   -  MBC Insurance Agency, Inc.
      State of Incorporation:  Delaware

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1994

   -  The Shelter Group, Inc.
      State of Incorporation:  Delaware

   -  Wilprop, Inc.
      State of Incorporation:  Delaware

Mellon EFT Services Corporation
State of Incorporation:  Pennsylvania

Mellon Financial Company
State of Incorporation:  Pennsylvania

Mellon Financial Corporation (MD)
State of Incorporation:  Maryland

   -  Mellon Bank (MD)
      State of Incorporation:  Maryland

      --  Baltimore Realty Corporation
          State of Incorporation:  Maryland

Mellon PSFS Bancorporation
State of Incorporation:  New Jersey

   -  Glendale National Bank of New Jersey
      Incorporation:  United States

      --  A P Properties, Inc.
          State of Incorporation:  New Jersey

   -  Glendale Bank of Pennsylvania
      State of Incorporation:  Pennsylvania

MBC Investments Corporation
State of Incorporation:  Delaware

   -  Dreyfus Acquisition Corporation
      State of Incorporation:  New York

   -  Dreyfus Partnership Management, Inc.
      State of Incorporation:  New York

   -  Dreyfus Trust Company
      State of Incorporation:  New York

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1994

   -  Franklin Portfolio Associates Trust
      State of Incorporation:  Massachusetts

   -  Laurel Capital Advisors
      State of Incorporation:  Pennsylvania

   -  Major Trading Corporation
      State of Incorporation:  New York

      --  Dreyfus Management GMBH
          Incorporation:  Germany

   -  Mellon Bank, F.S.B.
      Incorporation:  United States

   -  Mellon Bond Associates
      State of Incorporation:  Pennsylvania

   -  Mellon Capital Management Corporation
      State of Incorporation:  Delaware

   -  Mellon Equity Associates
      State of Incorporation:  Pennsylvania

   -  Mellon Financial Services Corporation #1
      State of Incorporation:  Delaware

      --  Allomon Corporation
          State of Incorporation:  Pennsylvania

            ---      APT Holdings Corporation
                     State of Incorporation:  Delaware

            ---      Lucien Land Company, Inc.
                     State of Incorporation:  Florida

                     ----      APD Crossings, Inc.
                               State of Incorporation:  Florida

      --  Mellon Escrow Company
          State of Incorporation:  Delaware

      --  Mellon Financial Services Corporation #2
          State of Incorporation:  Delaware

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1994

      --  Mellon Financial Services Corporation #4
          State of Incorporation:  Pennsylvania

            ---  Beaver Valley Leasing Corporation
                 State of Incorporation:  Pennsylvania

            ---  Katrena Corporation
                 State of Incorporation:  Delaware (80% ownership)

            ---  Mellon Financial Services Corporation #13
                 State of Incorporation:  Alabama

            ---  MFS Leasing Corp.
                 State of Incorporation:  Delaware

      --  Mellon Financial Services Corporation #5
          State of Incorporation:  Louisiana

            ---  Mellon Financial Services Corporation #10
                 State of Incorporation:  Louisiana

      --  Mellon Properties Company
          State of Incorporation:  Louisiana

   -  Mellon-France Corporation
      State of Incorporation:  Pennsylvania

      --  CCF-Mellon Partners
          State of Incorporation:  Pennsylvania (50% ownership)

   -  Mellon Global Investing Corp.
      State of Incorporation:  New York

      --  Pareto Partners (Pareto Partners, New York)
          State of Incorporation:  New York (65% ownership)

   -  Mellon Insurance Agency, Inc.
      State of Incorporation:  Pennsylvania

   -  MGIC-UK Ltd.
      Incorporation:  England

      --  Pareto Partners (Pareto Partners, U.K.)
          Incorporation:  England (65% ownership)

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1994

   -  Mellon Life Insurance Company
      State of Incorporation:  Delaware

   -  The Truepenny Corporation
      State of Incorporation:  New York

      --  The Trotwood Corporation
          State of Incorporation:  New York

            ---  The Trotwood Hunters Corporation
                 State of Incorporation:  New York

            ---  The Trotwood Hunters Site A Corporation
                 State of Incorporation:  New York

Mellon Financial Services Corporation #17
(Mellon Securities Transfer Services)
State of Incorporation:  Delaware

Mellon Securities Trust Company
State of Incorporation:  New York

NSD Holdings Corporation
State of Incorporation:  Delaware